 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2025
______________________________________________________________________________________________________

WESTWOOD HOLDINGS GROUP, INC.
(Exact name of registrant as specified in charter)
______________________________________________________________________________________________________

Delaware	001-31234	75-2969997
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

200 Crescent Court, Suite 1200
Dallas, Texas 75201
(Address of principal executive offices, including zip code)

(214) 756-6900
(Registrant's telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02:    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Certain Officers; Compensatory Arrangements of Certain Officers

On March 5, 2025, J. Hale Hoak (Hale) and Katherine Murray were appointed to the Board of Directors (the "Board") of Westwood Holdings Group, Inc. (“Westwood”), effective immediately.
Hale Hoak has over 25 years of experience as an investor in both private and publicly traded companies. Since 2004, Mr. Hoak has served as President of Hoak & Co., a Dallas-based investment holding company, where he oversees all asset allocation and investment decisions. Previously, he was a founding partner of Inwood Capital Partners, L.P., a long/short equity hedge fund, and vice president of Hoak Capital Corporation, where he focused on private equity investments. Mr. Hoak currently serves on the boards of Nova Compression, LLC; Ruan, Inc.; and BTC Financial Corporation. His past board experience includes Ambassadors International, Inc., Broadcast Electronics, Inc. and various philanthropic organizations. He earned a BS in business from Miami University of Ohio.
Katherine Murray has over 33 years of experience as a senior finance executive in the energy sector and public accounting. She currently serves on the audit and compensation committees as well as on the board of directors of Core Laboratories, Inc., a public company providing reservoir description and production enhancement services/products with operations in over 50 countries.
Since 2018, Ms. Murray has been an independent financial consultant/interim CFO, advising clients on finance strategies, cost optimization and capital raises. She has also held leadership roles at McDermott International, Inc. and El Paso Corporation, gaining extensive experience in financial reporting, tax and strategic planning. Ms. Murray began her career with Arthur Andersen and holds a BBA from the University of St. Thomas. She is a certified public accountant. Her financial expertise and extensive experience in senior finance roles in large global energy companies, as well as her public accounting background, enable her to provide valuable insights in her board positions.
Mr. Hoak and Ms. Murray will receive compensation in accordance with Westwood's standard non-employee director compensation practices, which are summarized in Westwood's Proxy Statement on Schedule 14A under the heading "Director Compensation" filed with the Securities and Exchange Commission on March 26, 2024.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number                    Description

99.1                    Press Release dated March 6, 2025

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2025

WESTWOOD HOLDINGS GROUP, INC.

By:	/s/ Murray Forbes III
Murray Forbes III
Chief Financial Officer and Treasurer